Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated May 24, 2025 ■ Statement of Additional Information dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager.

The entries for Mr. Casis on pages 51 and 54-55 of the SAI are to be deleted as of that date.

The following entries are added to the Accounts Managed table on page 51 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments -subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Will Enderle[1]	Number of Accounts	6	0	0
	Assets	$2.3 billion[2]	$0	$0
Stephen Quance[1]	Number of Accounts	13	1	0
	Assets	$9.3 billion[3]	$24.0 million	$0
1 Information provided as of May 19, 2025.
2     Includes $48.7 million in American Century Quality Convertible Securities ETF; $324.6 million in American Century Quality Diversified International ETF; $68.0 million in American Century Quality Preferred ETF; $34.4 million in American Century Select High Yield ETF; $1.6 billion in American Century U.S. Quality Growth ETF; and $248.8 million in American Century U.S. Quality Value ETF.
3     Includes $48.7 million in American Century Quality Convertible Securities ETF; $324.6 million in American Century Quality Diversified International ETF; $68.0 million in American Century Quality Preferred ETF; $1.6 billion in American Century U.S. Quality Growth ETF; and $248.8 million in American Century U.S. Quality Value ETF.

The following paragraph replaces the last paragraph in the Potential Conflicts of Interest section on pages 51-53 of the SAI:

For American Century Quality Diversified International ETF, American Century U.S. Quality Growth ETF and American Century U.S. Quality Value ETF, ACIM serves as both the Investment Advisor and the Index Provider. These dual roles may give rise to potential conflicts of interest, such as the potential use of non-public information about the index and index changes to benefit the Advisor, other similarly-managed Advisor accounts, or third parties. In addition to the conflict mitigation policies described above, ACIM follows policies and procedures designed to address these specific conflicts by implementing certain information barriers to prevent the sharing of information between the personnel responsible for overseeing the Index and approving any changes thereto and those involved in investment decision-making for the fund. ACIM also has procedures designed to prevent the misuse of material non-public information by the Investment Advisor. Such conflicts may also be mitigated by protections provided by the Investment Company Act and the Investment Advisers Act of 1940, as amended, as well as the fund 's policy to maintain full portfolio transparency.

The following entries are added to the Ownership of Securities table on pages 54-55 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Quality Convertible Securities ETF
Will Enderle[1]	A
American Century Quality Diversified International ETF
Stephen Quance[1]	C
American Century Quality Preferred ETF
Will Enderle[1]	A
American Century Select High Yield ETF
Will Enderle[1]	A
American Century U.S. Quality Growth ETF
Stephen Quance[1]	C
American Century U.S. Quality Value ETF
Stephen Quance[1]	C
1 Information provided as of May 19, 2025.
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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